UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   September 11, 2005


                      ADVANCED BATTERY TECHNOLOGIES, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                     0-13337            22-2497491
 ---------------------------------------------------------------------------
 (State of Incorporation)        (Commission File       (IRS Employer
                                  Number)                Identification No.)


             136-14 Northern Blvd., Suite 8E, Flushing, NY 11354
             ---------------------------------------------------
                  (Address of Principal Executive Offices)

                               (718) 359-6866
                       -----------------------------
                       Registrant's Telephone Number



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition of Assets

     On September 11, 2005 Advanced Battery's subsidiary, ZQ Power-Tech, agreed with its Chairman, Zhiguo Fu, to rescind the transaction dated May 31, 2005 in which ZQ Power-Tech issued 18% of its capital stock to Mr. Fu in exchange for a patent. Mr. Fu is returning the shares to ZQ Power-Tech. As a result, Advanced Battery Technologies will own 70% of the capital stock of ZQ Power-Tech, as it did before the May 31 transaction.

     Mr. Fu has agreed to contribute the patent to the capital of ZQ Power-Tech without compensation. The patent was appraised on May 25, 2005 at a value of $2,216,987. The patent provides ZQ Power-Tech with a core technology that distinguishes its batteries from those of its competitors.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED BATTERY TECHNOLOGIES, INC.


Dated: September 12, 2005          By: /s/ Zhiguo Fu
                                   ----------------------------
                                   Zhiguo Fu
                                   Chief Executive Officer